SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ..................................

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                            October 25, 2006
            Date of report (Date of earliest event reported)

                   ..................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306               11-2780242
(State or Other Juris-       (Commission File No.)    (IRS Employer
diction of Incorporation)                           Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01.  OTHER EVENTS.

     On October 25, 2006, Excel Technology, Inc. (the "Company") announced that, Coherent, Inc. had notifed the Company that they had received a prohibition order from the German Federal Cartel Office regarding its proposed acquisition of Excel. A copy of the press release issued by the Company on October 25, 2006 is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

            99.1  Press Release of Excel Technology, Inc., issued
                  October 25, 2006.


                               Signatures:
                               ...........

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 26, 2006

                         EXCEL TECHNOLOGY, INC.



                         By:  /s/ Antoine Dominic
                              ...................
                              Antoine Dominic
                              President and Chief Executive Officer
                              (Principal Executive Officer)


                                                  EXHIBIT 99.1 TO FORM 8-K

FOR IMMEDIATE RELEASE
                                 Contact:     Alice Varisano, CFO
                                              631-784-6175


COHERENT NOTIFIES EXCEL OF DECISION FROM THE GERMAN FEDERAL CARTEL OFFICE

EAST SETAUKET, N.Y., October 25, 2006 - Excel Technology, Inc. (NASDAQ:
XLTC) announced today that it was informed by Coherent (NASDAQ: COHR) that they had received a prohibition order from the German Federal Cartel Office (FCO) regarding its proposed acquisition of Excel. The acquisition had previously been approved by antitrust authorities in the United States. Although Coherent had offered multiple remedy proposals to the FCO, none were acceptable.

Antoine Dominic, Chief Executive Officer, stated, "Although, the last eight months have been a trying period for Excel's management and its staff, we have maintained our focus as evidenced by achieving record results in 2006. We are quite optimistic about our long term prospects and plan to build on these achievements."

Excel and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.








2